Exhibit 10(a)

Execution Version

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT

THIS THIRD AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT (this “Amendment”) dated as of April 14, 2020 is by and among POTLATCHDELTIC CORPORATION, a Delaware corporation (“PotlatchDeltic”), POTLATCHDELTIC FOREST HOLDINGS, INC., a Delaware corporation (“Potlatch Forest”) and POTLATCHDELTIC LAND & LUMBER, LLC, a Delaware limited liability company and a taxable REIT subsidiary of PotlatchDeltic (“Potlatch Land & Lumber”, and, together with PotlatchDeltic and Potlatch Forest, the “Borrowers”), the Guarantors party hereto, the Lenders identified on the signature pages hereto and NORTHWEST FARM CREDIT SERVICES, PCA, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, term loan facilities have been established in favor of the Borrowers pursuant to the terms of that certain Second Amended and Restated Term Loan Agreement dated as of March 22, 2018 (as amended, restated, modified or supplemented from time to time, the “Term Loan Agreement”) among the Borrowers, the guarantors from time to time party thereto (the “Guarantors”), the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent; and

WHEREAS, the Lenders have requested certain modifications to the Term Loan Agreement, and the Borrowers and all of the Required Lenders have agreed to the requested modifications on the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Term Loan Agreement.

2.Amendment.  Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Term Loan Agreement is hereby amended as follows:

(a)In the definition of “LIBOR” in Section 1.01 of the Term Loan Agreement, the last sentence of such definition is hereby amended and restated to read as follows:

Notwithstanding the foregoing, if LIBOR shall be less than zero, such rate shall be deemed zero for the purposes of this Agreement; provided that, solely with respect to the Term Loan D, Term Loan E, Term Loan I, Term Loan K, Term Loan L, Term Loan M and Term Loan N, LIBOR may be less than zero so long as there is a corresponding Swap Contract in place relating to such Term Loan D, Term Loan E, Term Loan I, Term Loan K, Term Loan L, Term Loan M or Term Loan N, as applicable, that does not have a floor of zero.

(b)The parenthetical in the last sentence of Section 3.03(b) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

(other than with respect to the Term Loan D, Term Loan E, Term Loan I, Term Loan K, Term Loan L, Term Loan M and/or Term Loan N for so long as there is a corresponding Swap Contract with a Lender, Voting Participant or Affiliate of a Lender or Voting Participant in place relating to such Term Loan D, Term Loan E, Term Loan I, Term Loan K, Term Loan L, Term Loan M and/or Term Loan N, as applicable, that does not have a floor of zero)

(c)The proviso in the second sentence of Section 3.03(c) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

provided, further, that solely with respect to the Term Loan D, Term Loan E, Term Loan I, Term Loan K, Term Loan L, Term Loan M and/or Term Loan N LIBOR may be less than zero so long as there is a corresponding Swap Contract with a Lender, Voting Participant or Affiliate of a Lender or Voting Participant in place relating to such Term Loan D, Term Loan E, Term Loan I, Term Loan K, Term Loan L, Term Loan M and/or Term Loan N, as applicable, that does not have a floor of zero.

3.Conditions Precedent.  This Amendment shall become effective upon the satisfaction of the following conditions:

(a)Receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders;

(b)The payment by the Borrowers of all fees and expenses due and payable as of the date hereof, including the reasonable out-of-pocket costs and expenses of the Administrative Agent and the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

4.Representations and Warranties.  The Loan Parties hereby, jointly and severally, represent and warrant that:

(a)the representations and warranties contained in Article V of the Term Loan Agreement are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Sections 5.01(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01,

(b) no Default exists under the Term Loan Agreement on and as of the date hereof and after giving effect to this Amendment,

(c)this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(d)this Amendment constitutes the legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(e)the execution, delivery and performance of this Amendment by each Loan Party will not:  (i) contravene the terms of any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Loan Party; (ii) violate, contravene or materially conflict with any Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (iii) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any material indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound or (iv) result in or require the creation of any Lien upon or with respect to its properties.

5.No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Term Loan Agreement (including the schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Term Loan Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Term Loan Agreement as amended by this Amendment.  Except as herein specifically agreed, the Term Loan Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

6.Counterparts; Facsimile/Email.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

7.Loan Modification.  By its execution of this Amendment, the Borrowers hereby authorize the Administrative Agent to consider this Amendment its application for loan modification on the terms and conditions set forth herein.

8.Governing Law.  This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

9.Entirety. This Amendment and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:POTLATCHDELTIC CORPORATION,

a Delaware corporation

By:__/s/ Jerald W. Richards

Name: Jerald W. Richards

Title:  VP, Chief Financial Officer

POTLATCHDELTIC FOREST HOLDINGS, INC.,

a Delaware corporation

By:__/s/ Jerald W. Richards

Name: Jerald W. Richards

Title:  VP, Chief Financial Officer

POTLATCHDELTIC LAND & LUMBER, LLC,

a Delaware limited liability company

By:__/s/ Jerald W. Richards

Name: Jerald W. Richards

Title:  VP, Chief Financial Officer

POTLATCHDELTIC CORPORATION

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT

GUARANTORS:POTLATCHDELTIC TIMBER, LLC,

a Delaware limited liability company

By:  /s/ Jerald W. Richards

Name: Jerald W. Richards

Title: VP, Chief Financial Officer

POTLATCH TIMBERLANDS, LLC,

a Delaware limited liability company

By:__/s/ Jerald W. Richards

Name: Jerald W. Richards

Title:  VP, Chief Financial Officer

POTLATCH LAKE STATES TIMBERLANDS, LLC

a Delaware limited liability company

By:__/s/ Jerald W. Richards

Name: Jerald W. Richards

Title:  VP, Chief Financial Officer

POTLATCH MINNESOTA TIMBERLANDS, LLC

a Delaware limited liability company

By:__/s/ Jerald W. Richards

Name: Jerald W. Richards

Title:  VP, Chief Financial Officer

POTLATCHDELTIC MANUFACTURING, LLC

an Arkansas limited liability company

By:__/s/ Jerald W. Richards

Name: Jerald W. Richards

Title:  VP, Chief Financial Officer

POTLATCHDELTIC CORPORATION

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT

ADMINISTRATIVE AGENT

AND LENDERS:	NORTHWEST FARM CREDIT SERVICES, PCA as Administrative Agent and a Lender

By:_/s/ Ashley A. Meyerhuber

Name: Ashley A. Meyerhuber

Title: Authorized Agent

AMERICAN AGCREDIT, PCA

as a Lender

By:_/s/ Michael J. Balok

Name: Michael J. Balok

Title: Vice President

POTLATCHDELTIC CORPORATION

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT

VOTING PARTICIPANTS:Farm Credit Services of Western Arkansas, FLCA

as a Voting Participant

By:    /s/ Charlie McConnell

Name:   Charlie McConnell

Title:  SVP-Chief Lending Officer

AMERICAN AGCREDIT, FLCA

as a Voting Participant

By:    /s/ Michael J. Balok

Name:  Michael J. Balok

Title: Vice President

AgCountry Farm Credit Services, FLCA (f/k/a FCS Commercial Finance Group, for AgCountry Farm Credit Services, FLCA

as a Voting Participant

By:    /s/ Lisa Caswell

Name: Lisa Caswell

Title: Vice President

AgFirst Farm Credit Bank

as a Voting Participant

By:    /s/ Michael C. Hawkins

Name: Michael C. Hawkins

Title: Assistant Vice President

AGRIBANK, FCB

as a Voting Participant

By:    /s/ Galen Herr

Name:  Galen Herr

Title:  Vice President Credit - Lending Programs

CAPITAL FARM CREDIT, FLCA

as a Voting Participant

By:    /s/ Donald L. Palm

Name: Donald L. Palm

Title:  SVP/Capital Markets

POTLATCHDELTIC CORPORATION

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT

COBANK FCB

as a Voting Participant

By:    /s/ Robert Prickett

Name:  Robert Prickett

Title:  Vice President

COMPEER FINANCIAL, FLCA

as a Voting Participant

By:    /s/ Lee Fuchs

Name: Lee Fuchs

Title:  Director, Capital Markets

Farm Credit West, FLCA

as a Voting Participant

By:    /s/ Robert Stornetta

Name: Robert Stornetta

Title: Senior Vice President

FARM CREDIT EAST, ACA

as a Voting Participant

By:    /s/ Justin A. Brown

Name:  Justin A. Brown

Title:  Vice President

Farm Credit Mid-America, FLCA

as a Voting Participant

By:    /s/ Tabatha Hamilton

Name:  Tabatha Hamilton

Title: Vice President Food and Agribusiness

Farm Credit of New Mexico, FLCA

as a Voting Participant

By:    /s/ Mitch Selking

Name:  Mitch Selking

Title: Director Corporate Agribusiness Lending

POTLATCHDELTIC CORPORATION

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT

Farm Credit Services of America

as a Voting Participant

By:    /s/ Nicholas King

Name:  Nicholas King

Title:  Vice President

GREENSTONE FARM CREDIT SERVICES, FLCA

as a Voting Participant

By:    /s/ Shane Prichard

Name:  Shane Prichard

Title:  Vice President of Capital Markets

YOSEMITE LAND BANK, FLCA

as a Voting Participant

By:    /s/ Steven Mizuno

Name:  Steven M. Mizuno

Title:  SVP - Credit Administration

POTLATCHDELTIC CORPORATION

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED TERM LOAN AGREEMENT